EXHIBIT 10.32

               AMENDMENT NUMBER FIVE DATED AS OF DECEMBER 11, 1999
              BETWEEN THE COMPANY AND FOOTHILL CAPITAL CORPORATION

      THIS AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is entered into as of December 11, 1999, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation ("Borrower"), in light of the following:

      A. Borrower and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of July 31, 1997 (as amended, the "Agreement").

      B. When Borrower and Foothill initially entered into the Agreement, Borrower did not have any foreign Subsidiaries and Foothill did not intend to take a security interest in any foreign Subsidiary, other than as provided in the definition of Negotiable Collateral as clarified by this Amendment.

      C. Borrower and Foothill desire to clarify the Agreement as provided for and on the conditions herein.

      NOW, THEREFORE, Borrower and Foothill hereby clarify amend and supplement the Agreement as follows:

      1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

      2. AMENDMENT. The definition of "Negotiable Collateral" in Section 1.1 of the Agreement is amended to read as follows:

                  "Negotiable Collateral" means all of Borrower's present and future letters of credit, notes, drafts, instruments, certificated and uncertificated securities (including the shares of stock of subsidiaries of Borrower, but limited to 66% of the outstanding shares of stock of any foreign subsidiary), investment property, security entitlements, documents, personal property leases (wherein Borrower is the lessor), chattel paper, and Borrower's Books relating to any of the foregoing."

      3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof."

      4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

      5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of an executed copy of this Amendment.

      6. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

      7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, (including Section 3.5) shall remain in full force and effect.


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      8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                               FOOTHILL CAPITAL CORPORATION,
                               a California corporation

                               By:       /s/ Todd Colpitts
                                  -------------------------------------------
                               Title:          Vice President
                                     ----------------------------------------


                               THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation

                               By:       /s/ Ezra Dabah
                                  -------------------------------------------
                               Title:          CEO
                                     ----------------------------------------


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